UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 28, 2016

GROUPON, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-35335 (Commission File Number)	27-0903295 (I.R.S. Employer Identification No.)

600 West Chicago Avenue Suite 400 Chicago, Illinois (Address of principal executive offices)	60654 (Zip Code)

312-334-1579
(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.    Results of Operations and Financial Condition.
On April 28, 2016, Groupon, Inc. (the “Company”) issued a press release announcing its financial results for its fiscal quarter ended March 31, 2016. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements for Certain Officers.
On April 28, 2016, the Company announced that Michael Randolfi, age 43, will be appointed as the Company’s Chief Financial Officer, effective immediately following the filing of the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2016 (the “Form 10-Q”). Mr. Randolfi will serve as Chief Financial Officer Designate until the filing of the Form 10-Q.
Prior to joining the Company, Mr. Randolfi served as the Chief Financial Officer of Orbitz Worldwide, Inc. from March 2013 until November 2015 (when he departed following its acquisition by Expedia, Inc.), with global responsibility for Orbitz’s accounting, financial planning and analysis, investor relations, tax, procurement, and treasury functions. Prior to joining Orbitz, Mr. Randolfi served as Vice President and then as Senior Vice President and Controller at Delta Air Lines from February 2008 to February 2013. From June 1999 to February 2008, he held various executive positions at Delta Air Lines in financial planning and analysis, controllership and treasury. Prior to his 14-year career at Delta, Mr. Randolfi held positions with Continental Airlines and Raymond James and Associates. Mr. Randolfi is a CPA and a certified management accountant.
The Company issued a press release on April 28, 2016 announcing the appointment of Mr. Randolfi as its Chief Financial Officer, which is attached hereto as Exhibit 99.2 and incorporated herein by reference.
In connection with his appointment as Chief Financial Officer, Mr. Randolfi will receive an annual base salary of $425,000, and he will be eligible for an annual performance bonus with a target amount of $425,000. For 2016, Mr. Randolfi will receive a guaranteed annual performance bonus of at least $292,260 (pro-rated for performance year), payable in the first quarter of 2017, unless prior to the payment date Mr. Randolfi terminates his employment for any reason other than Good Reason or the Company terminates his employment for Cause (with such terms defined in his severance benefit agreement). Mr. Randolfi also will receive a one-time signing bonus of $200,000. The signing bonus is subject to clawback by the Company, on a prorated basis, in the event that, on or before the one-year anniversary of his employment start date, Mr. Randolfi terminates his employment for any reason other than Good Reason or the Company terminates his employment for Cause.
In addition, Mr. Randolfi received an award of 696,153 restricted stock units (“RSUs”) under the Groupon, Inc. 2011 Incentive Plan, as amended (the “Incentive Plan”), of which 287,581 RSUs will vest on April 25, 2017, 220,000 RSUs will vest quarterly in four equal installments beginning on July 25, 2017, and 188,572 RSUs will vest quarterly in four equal installments beginning on July 25, 2018. Mr. Randolfi also will be eligible to earn the following number of target performance stock units (“PSUs”) under the Incentive Plan over a three year period: (i) 71,895 PSUs in 2016, (ii) 55,000 PSUs in 2017 and (iii) 47,143 PSUs in 2018. The PSUs have a maximum payout capped at 200% of the target award for the applicable year. The actual number of PSUs earned in any period, if at all, will be determined based on the Company meeting specific performance objectives to be established by the Compensation Committee within the first 90 days of the applicable year. In addition, the vesting of the RSUs and the issuance of the PSUs is subject to Mr. Randolfi’s continued employment on the applicable vesting or grant date.
Under Mr. Randolfi’s severance benefit agreement, he will receive severance benefit amounts upon a termination of employment without Cause or for Good Reason equal to twelve months of salary, benefits and equity award acceleration, plus in the event that his employment is terminated in connection with a change in control of the Company, he will receive equity award acceleration equal to 50% of his outstanding equity awards.
There are no family relationships between Mr. Randolfi and any of the directors and executive officers of the Company, and there are no transactions in which Mr. Randolfi has an interest requiring disclosure under Item 404(a) of Regulation S-K.
The description of the terms of Mr. Randolfi’s employment is not complete and is qualified in its entirety by the employment offer letter, dated as of April 19, 2016, between the Company and Mr. Randolfi, which is attached hereto as Exhibit 10.1 and incorporated by reference herein.
In connection with Mr. Randolfi’s appointment as Chief Financial Officer effective immediately following the filing of the Form 10-Q, Brian Kayman will no longer serve as the Company’s Interim Chief Financial Officer. The Company and Mr. Kayman are exploring new opportunities for Mr. Kayman at Groupon.

In addition, in recognition of the increased responsibilities and contributions of Brian Kayman, Interim Chief Financial Officer, Brian Stevens, Chief Accounting Officer, and Dane Drobny, General Counsel and Corporate Secretary, during the period in which the Company did not have a permanent Chief Financial Officer, the Compensation Committee of the Board approved RSU awards to Messrs. Kayman, Stevens, and Drobny. The Compensation Committee awarded (i) 50,000 RSUs to Mr. Kayman, with 25,000 RSUs vesting on June 1, 2016 and 25,000 RSUs vesting on December 31, 2016, (ii) 50,000 RSUs to Mr. Stevens, with 25,000 RSUs vesting on June 1, 2016 and 25,000 RSUs vesting on December 31, 2016, and (iii) 107,188 RSUs to Mr. Drobny, with 53,594 RSUs vesting on June 1, 2016 and 53,594 RSUs vesting on December 31, 2016. The RSUs otherwise are subject to the Company’s standard terms under the Incentive Plan.

Item 7.01.    Regulation FD

On April 4, 2016, the Company issued $250 million in aggregate principal amount of 3.25% senior convertible notes due 2022 (the “Notes”).  As previously disclosed, the Company has explored entering into hedge and warrant transactions that would be designed to offset, in part, the potential dilution from the Notes, and, in the near future, expects to enter into hedge transactions with one or more financial institutions (the “option counterparties”). The hedge transactions will cover the number of shares of Groupon Class A common stock underlying the Notes (subject to anti-dilution adjustments). Concurrently with entering into the hedge transactions, Groupon also expects to enter into warrant transactions with the option counterparties whereby Groupon will sell to the option counterparties warrants to purchase up to the same number of shares of Groupon Class A common stock underlying the Notes (subject to anti-dilution adjustments). Although the Company expects to enter into these transactions in the near future, there can be no assurance that the Company will complete the transactions in the anticipated timeframe or at all.

In connection with establishing their initial hedge of the convertible note hedge transactions and warrant transactions, the option counterparties and/or their respective affiliates expect to purchase shares of Groupon Class A common stock and/or enter into various derivative transactions with respect to Groupon Class A common stock. This activity could increase (or reduce the size of any decrease in) the market price of Groupon Class A common stock or the Notes at that time.  In addition, the option counterparties and/or their respective affiliates may modify their hedge positions by entering into or unwinding various derivatives with respect to Groupon Class A common stock and/or purchasing or selling Groupon Class A common stock or other securities of the Company in secondary market transactions prior to the maturity of the Notes. This activity could also cause or avoid an increase or a decrease in the market price of Groupon Class A common stock or the fair value of the Notes.

The information in this Item 7.01 is being furnished and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01.    Financial Statements and Exhibits.

(d)	Exhibits:
Exhibit No.	Description
10.1*	Employment Offer Letter, dated as of April 19, 2016 between the Company and Michael Randolfi
99.1**	Earnings Press Release dated April 28, 2016
99.2	Press Release dated April 28, 2016

* Management contract or compensatory plan or arrangement.

**The information in Exhibit 99.1 is being furnished and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or incorporated by reference in any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including statements regarding our future results of operations and financial position, business strategy and plans and our objectives for future operations. The words “may,” “will,” “should,” “could,” “expect,” “anticipate,” “believe,” “estimate,” “intend,” “continue” and other similar expressions are intended to identify forward-looking statements. We have based these forward-looking statements largely on current expectations and projections about future events and financial trends that we believe may affect our financial condition, results of operations, business strategy, short-term and long-term business operations and objectives, and financial needs. These forward-looking statements involve risks and uncertainties that could cause our actual results to differ materially from those expressed or implied in our forward-looking statements. Such risks and uncertainties include, but are not limited to, volatility in our revenue and operating results; risks related to our business strategy, including our strategy to grow our local marketplaces, marketing strategy and spend and the productivity of those marketing investments and the impact of our shift away from lower-margin products in our Goods category; effectively dealing with challenges arising from our international operations, including fluctuations in currency exchange rates; retaining existing customers and adding new customers, including as we increase our marketing spend and shift away from lower-margin products in our Goods category; retaining and adding high quality merchants; cyber security breaches; incurring expenses as we expand our business; competing successfully in our industry; maintaining favorable payment terms with our business partners; providing a strong mobile experience for our customers; delivery and routing of our emails; product liability claims; managing inventory and order fulfillment risks; integrating our technology platforms; litigation; managing refund risks; retaining, attracting and integrating members of our executive team; difficulties, delays or our inability to successfully complete all or part of the announced restructuring actions or to realize the operating efficiencies and other benefits of such restructuring actions; higher than anticipated restructuring charges or changes in the timing of such restructuring charges; completing and realizing the anticipated benefits from acquisitions, dispositions, joint ventures and strategic investments; tax liabilities; tax legislation; compliance with domestic and foreign laws and regulations, including the CARD Act and regulation of the Internet and e-commerce; classification of our independent contractors; maintaining our information technology infrastructure; protecting our intellectual property; maintaining a strong brand; seasonality; customer and merchant fraud; payment-related risks; our ability to raise capital if necessary and our outstanding indebtedness; global economic uncertainty; the impact of our ongoing strategic review and any potential strategic alternatives we may choose to pursue; our senior convertible notes; our ability to complete and realize the anticipated benefits from the hedge and warrant transactions; and those risks and other factors discussed in Part I, “Item 1A: Risk Factors” of our 2015 Annual Report on Form 10-K for the year ended December 31, 2015, and Part II, “Item 1A: Risk Factors” of our Quarterly Report on Form 10-Q for the quarter ended March 31, 2016, as well as in our condensed consolidated financial statements, related notes, and the other financial information appearing elsewhere in our Quarterly Report on Form 10-Q for the quarter ended March 31, 2016 and our other filings with the Securities and Exchange Commission, or the SEC. Moreover, we operate in a very competitive and rapidly changing environment. New risks emerge from time to time. It is not possible for our management to predict all risks, nor can we assess the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements we may make. We do not intend, and undertake no obligation, to update any of our forward-looking statements after the date of this report to reflect actual results or future events or circumstances. Given these risks and uncertainties, readers are cautioned not to place undue reliance on such forward-looking statements.

As used herein, “Groupon,” “we,” “our,” and similar terms include Groupon, Inc. and its subsidiaries, unless the context indicates otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GROUPON, INC.

Dated: April 28, 2016	By:	/s/ Dane Drobny
	Name:	Dane Drobny
	Title:	General Counsel and Secretary

Exhibit Index

Exhibit No.	Description
10.1*	Employment Offer Letter, dated as of April 19, 2016 between the Company and Michael Randolfi
99.1**	Earnings Press Release dated April 28, 2016
99.2	Press Release dated April 28, 2016

* Management contract or compensatory plan or arrangement.

**The information in Exhibit 99.1 is being furnished and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.